EX-99.12c

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made May 30, 2014 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimate1

			Current Distribution				Current Distribution (%)					Five Year
		Total	Net	Short	Long	Return	Net	Short	Long	Return	Current Annualized	Average Annual Total
Fund	Fiscal Year	Current	Investment	Term	Term	of	Investment	Term	Term	of	Distribution Rate	Return on
Ticker	End	Distribution	Income	Gains	Gains	Capital	Income	Gains	Gains	Capital	on NAV [1]	NAV [1]
AWP	31-Oct-14	0.0500	0.0316	—	—	0.0184	63.3%	0.0%	0.0%	36.7%	7.51%	20.31%
.
			Cumulative Distribution				Cumulative Distribution (%)				Cumulative	Cumulative
		Total	Net	Short	Long	Return	Net	Short	Long	Return	Fiscal YTD	Fiscal YTD
Fund	Fiscal Year	Distributions	Investment	Term	Term	of	Investment	Term	Term	of	Distributions as a	Total Return
Ticker	End	Fiscal YTD[1]	Income	Gains	Gains	Capital	Income	Gains	Gains	Capital	% of NAV [1]	on NAV [1]
AWP	31-Oct-14	0.3500	0.2215	—	—	0.1285	63.3%	0.0%	0.0%	36.7%	4.38%	2.00%

1Based on the Fund’s NAV as of April 30, 2014

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made June 30, 2014 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimate1

			Current Distribution				Current Distribution (%)					Five Year
		Total	Net	Short	Long	Return	Net	Short	Long	Return	Current Annualized	Average Annual Total
Fund	Fiscal Year	Current	Investment	Term	Term	of	Investment	Term	Term	of	Distribution Rate	Return on
Ticker	End	Distribution	Income	Gains	Gains	Capital	Income	Gains	Gains	Capital	on NAV [1]	NAV [1]
AWP	31-Oct-14	0.0500	0.0364	—	—	0.0136	72.8%	0.0%	0.0%	27.2%	7.32%	17.74%
.
			Cumulative Distribution				Cumulative Distribution (%)				Cumulative	Cumulative
		Total	Net	Short	Long	Return	Net	Short	Long	Return	Fiscal YTD	Fiscal YTD
Fund	Fiscal Year	Distributions	Investment	Term	Term	of	Investment	Term	Term	of	Distributions as a	Total Return
Ticker	End	Fiscal YTD[1]	Income	Gains	Gains	Capital	Income	Gains	Gains	Capital	% of NAV [1]	on NAV [1]
AWP	31-Oct-14	0.4000	0.2910	—	—	0.1090	72.8%	0.0%	0.0%	27.2%	4.88%	5.39%

1Based on the Fund’s NAV as of May 30, 2014

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made July 31, 2014 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimate1

			Current Distribution				Current Distribution (%)					Five Year
		Total	Net	Short	Long	Return	Net	Short	Long	Return	Current Annualized	Average Annual Total
Fund	Fiscal Year	Current	Investment	Term	Term	of	Investment	Term	Term	of	Distribution Rate	Return on
Ticker	End	Distribution	Income	Gains	Gains	Capital	Income	Gains	Gains	Capital	on NAV [1]	NAV [1]
AWP	31-Oct-14	0.0500	0.0320	—	—	0.0180	64.0%	0.0%	0.0%	36.0%	7.19%	18.22%
.
			Cumulative Distribution				Cumulative Distribution (%)				Cumulative	Cumulative
Fund	Fiscal Year	Total Distributions	Net Investment	Short Term	Long Term	Return of	Net Investment	Short Term	Long Term	Return of	Fiscal YTD Distributions as a	Fiscal YTD Total Return
Ticker	End	Fiscal YTD[1]	Income	Gains	Gains	Capital	Income	Gains	Gains	Capital	% of NAV [1]	on NAV [1]
AWP	31-Oct-14	0.4500	0.2878	—	—	0.1622	64.0%	0.0%	0.0%	36.0%	5.39%	8.03%

1Based on the Fund’s NAV as of June 30, 2014

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made August 29, 2014 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimate1

			Current Distribution				Current Distribution (%)					Five Year
		Total	Net	Short	Long	Return	Net	Short	Long	Return	Current Annualized	Average Annual Total
Fund	Fiscal Year	Current	Investment	Term	Term	of	Investment	Term	Term	of	Distribution Rate	Return on
Ticker	End	Distribution	Income	Gains	Gains	Capital	Income	Gains	Gains	Capital	on NAV [1]	NAV [1]
AWP	31-Oct-14	0.0500	0.0294	—	—	0.0206	58.8%	0.0%	0.0%	41.2%	7.36%	13.26%
.
			Cumulative Distribution				Cumulative Distribution (%)				Cumulative	Cumulative
		Total	Net	Short	Long	Return	Net	Short	Long	Return	Fiscal YTD	Fiscal YTD
Fund	Fiscal Year	Distributions	Investment	Term	Term	of	Investment	Term	Term	of	Distributions as a	Total Return
Ticker	End	Fiscal YTD[1]	Income	Gains	Gains	Capital	Income	Gains	Gains	Capital	% of NAV [1]	on NAV [1]
AWP	31-Oct-14	0.5000	0.2941	—	—	0.2059	58.8%	0.0%	0.0%	41.2%	6.13%	6.90%

1Based on the Fund’s NAV as of July 31, 2014

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made September 30, 2014 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimate1

			Current Distribution				Current Distribution (%)					Five Year
Fund	Fiscal Year	Total Current	Net Investment	Short Term	Long Term	Return of	Net Investment	Short Term	Long Term	Return of	Current Annualized Distribution Rate	Average Annual Total Return on
Ticker	End	Distribution	Income	Gains	Gains	Capital	Income	Gains	Gains	Capital	on NAV [1]	NAV [1]
AWP	31-Oct-14	0.0500	0.0286	—	—	0.0214	57.2%	0.0%	0.0%	42.8%	7.36%	13.26%
.
			Cumulative Distribution				Cumulative Distribution (%)				Cumulative	Cumulative
Fund	Fiscal Year	Total Distributions	Net Investment	Short Term	Long Term	Return of	Net Investment	Short Term	Long Term	Return of	Fiscal YTD Distributions as a	Fiscal YTD Total Return
Ticker	End	Fiscal YTD[1]	Income	Gains	Gains	Capital	Income	Gains	Gains	Capital	% of NAV [1]	on NAV [1]
AWP	31-Oct-14	0.5500	0.3148	—	—	0.2352	57.2%	0.0%	0.0%	42.8%	6.75%	6.90%

1Based on the Fund’s NAV as of August 29, 2014

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made October 31, 2014 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimate1

			Current Distribution				Current Distribution (%)					Five Year
Fund	Fiscal Year	Total Current	Net Investment	Short Term	Long Term	Return of	Net Investment	Short Term	Long Term	Return of	Current Annualized Distribution Rate	Average Annual Total Return on
Ticker	End	Distribution	Income	Gains	Gains	Capital	Income	Gains	Gains	Capital	on NAV [1]	NAV [1]
AWP	31-Oct-14	0.0500	0.0258	—	—	0.0242	51.5%	0.0%	0.0%	48.5%	7.74%	10.30%
.
			Cumulative Distribution				Cumulative Distribution (%)				Cumulative	Cumulative
Fund	Fiscal Year	Total Distributions	Net Investment	Short Term	Long Term	Return of	Net Investment	Short Term	Long Term	Return of	Fiscal YTD Distributions as a	Fiscal YTD Total Return
Ticker	End	Fiscal YTD[1]	Income	Gains	Gains	Capital	Income	Gains	Gains	Capital	% of NAV [1]	on NAV [1]
AWP	31-Oct-14	0.6000	0.3093	—	—	0.2907	51.5%	0.0%	0.0%	48.5%	7.74%	2.39%

1Based on the Fund’s NAV as of September 30, 2014

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.